U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                       FORM 8-K


                                     CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): December 31, 2006

                                  CITY CAPITAL CORPORATION
                   (Exact Name of Company as Specified in Its Charter)

          Nevada                        33-5902                 22-2774460
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                    Identification No.)

            2000 Mallory Lane, Suite 130-301, Franklin, Tennessee     37067
                  (Address of Principal Executive Offices)          (Zip Code)

           Company's telephone number, including area code:  (877) 367-1463



            (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements.

     Audited financials of St. Clair Superior Apartment, Inc., acquired by the Company on October 1, 2007, for the year ended December 31, 2006, and interim financial statements for the interim periods ended September 30, 2007 and comparable periods of the preceding fiscal year in accordance with Regulation 8-04 of Regulation S-X. In addition, pro forma financial information as required by Regulation 8-05 of Regulation S-X is also attached.



                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       City Capital Corporation



Dated: January 8, 2009                 By: /s/  Ephren W. Taylor II
                                       Ephren W. Taylor II,
                                       Chief Executive Officer


Koester, DiSalvo and Fried
Certified Public Accountants
5587 Turney Road
Garfield Heights, Ohio 44125
(216) 475-7844



Processed November 28, 2008
Based on information available as of October 1, 2007


Board of Directors
St. Clair Superior Apartment, L. P.
Cleveland, Ohio


                            Independent Auditors' Report


We have audited the accompanying balance sheets of St. Clair Superior Apartment, L.P. as of December 31, 2006 and 2005, and the related statements of operations, partners' capital and cash flows for the years then ended. These financial statements are the responsibility of St. Clair Superior Apartment, L. P.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the basic financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of St. Clair Superior Apartment, L. P. as of December 31, 2006 and 2005, and the results of its activities and changes in its partners' capital and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/  Koester, DiSalvo and Fried


                      ST. CLAIR SUPERIOR APARTMENT, L.P.
                                BALANCE SHEET

                                       Dec. 31, 2006         Dec. 31, 2005

                                   ASSETS

Current Assets
  Cash and cash equivalents            $    16,141           $    15,483
  Grants and accounts receivable             9,471                 5,278
  Receivable - St. Clair Superior
   Development Corporation                       0                14,010
  Prepaid expense                                0                 3,969
                                       ___________           ___________
     Total Current Assets                   25,612                38,740

Property and Equipment
  Building and improvements              1,118,157             1,118,157
  Less: accumulated depreciation          (590,997)             (560,097)

  Net Property and Equipment               527,160               558,060
                                       ___________           ___________
Total Assets                           $   552,772           $   596,800
                                       ___________           ___________

                        LIABILITIES AND PARTNERS' CAPITAL

Current Liabilities
  Accounts payable                     $    11,600           $    26,850
  Current portion long-term debt            23,006                10,446
  Security deposits                         14,242                12,462
  Payable-St. Clair Superior
   Development Corporation                 115,813                90,000
  Payable-St. Clair Superior Development
   Corporation/local initiatives
   Support organization                          0                16,227
  Accrued interest                               0                 2,482
  Accrued property tax                      17,800                17,796
                                       ___________           ___________
     Total Current Liabilities             182,461               176,263

Long-Term Liabilities
  Cleveland Foundation                           0               100,000
  Note payable- Key Bank                    46,684                53,901
  Note payable- City of Cleveland           58,290                58,290
  Note payable- City of Cleveland          164,900               164,900
  Less: long-term portion                  (23,006)              (10,446)
                                       ___________           ___________
     Total Long-Term Liabilities           246,868               366,645

     Total Liabilities                     429,329               542,908

Partners' Capital
  Partners' capital                        123,443                53,892
                                       ___________           ___________
     Total Partners' Capital               123,443                53,892

Total liabilities and partners' capital   $552,772              $596,800

The accompanying notes are an integral part of these financial statements


                         ST. CLAIR SUPERIOR APARTMENT, L.P.
                             STATEMENTS OF OPERATIONS
                               FOR THE YEARS ENDED

                                    Dec. 31, 2006         Dec. 31, 2005

Revenue
  Rental income                      $ 145,583            $  156,529
  Cancellation of debt                 116,762                     0
  Interest income                            0                   238
  Miscellaneous income                  19,562                     0
                                     _________           ___________
     Total Revenue                     281,907               156,767

Operating Expenses
  Advertising                              229                   550
  Bad debts                             21,051                 2,665
  Bank charges                              20                   189
  Commissions                                0                 3,320
  Depreciation                          30,900                30,900
  Insurance                             25,641                20,223
  Interest expense                       5,206                 5,311
  Licenses and fees                          0                 1,147
  Maintenance and repairs               35,859                32,957
  Management fees                       24,417                17,568
  Miscellaneous                            466                   747
  Payroll                               13,973                14,043
  Postage                                   82                   174
  Professional fees                      2,149                 2,494
  Rent-equipment                             0                    76
  Supplies                               2,071                 1,450
  Security service                           0                   180
  Taxes-payroll                          1,077                 1,415
  Property tax                          17,803                18,193
  Trash removal                          1,996                 4,175
  Telephone                              2,859                 1,758
  Travel                                   194                   449
  Utilities                             26,363                20,695
                                     _________           ___________
   Total Operating Expenses            212,356               180,679
                                     _________           ___________
Operating Income (Loss)                 69,551               (23,912)

Income Before Income Taxes              69,551               (23,912)

Income Taxes (See Note 2 E)                  0                     0
                                     _________           ___________
Net Income (Loss)                   $   69,551           $   (23,912)
                                     _________           ___________

The accompanying notes are an integral part of these financial statements


                          ST. CLAIR SUPERIOR APARTMENT, L.P.
                           STATEMENTS OF PARTNERS' CAPITAL
                               FOR THE YEARS ENDED

                                    Dec. 31, 2006         Dec. 31, 2005

Beginning Capital                   $  53,892             $  77,803
Current Income (Loss)                  69,551               (23,912)

Ending Capital                      $ 123,443             $  53,892

The accompanying notes are an integral part of these financial statements


                       ST. CLAIR SUPERIOR APARTMENT, L.P.
                            STATEMENTS OF CASH FLOWS
                               FOR THE YEARS ENDED

                                       Dec. 31, 2006         Dec. 31, 2005

Cash Flows From Operating Activities
  Change in Net Assets                  $  69,551             $  (23,912)
  Adjustments to reconcile net change to net
  Cash provided by operating activities:
  Depreciation and amortization            30,900                 30,900
  Decrease (Increase) in Operating Assets:
   Accounts receivable                     (4,193)               (16,518)
  Prepaids                                  3,969                      0
  Increase (Decrease) in Operating
  Liabilities:
   Accounts payable                       (15,250)                18,555
  Security deposits                         1,780                 (5,245)
  Accrued liabilities                      (2,478)                 4,422
                                        __________             __________
    Total adjustments                      14,728                 32,114
                                        __________             __________
Net Cash Provided By Operating
  Activities                               84,279                  8,202

Cash Flows From Investing Activities
  Related party advances                   40,358                    533
                                        __________             __________
Net Cash Provided By Investing
Activities                                 40,358                    533

Cash Flows Provided By Financing
Activities
  Notes payable proceeds (repayment)       (7,217)               (10,076)
  Cancellation of debt                   (116,762)                     0
                                        __________             __________
Net Cash Used In Financing Activities    (123,979)               (10,076)
                                        __________             __________
Net Increase (Decrease) in Cash and
Cash Equivalents                              658                 (1,341)

Cash and Cash Equivalents at
Beginning of Period                        15,483                 16,824
                                        __________             __________
Cash and Cash Equivalents at
End of Period                          $   16,141             $   15,483
                                        __________             __________
Supplemental Disclosure of Cash Flows Information:
  Interest paid                        $    2,724             $     5,428
                                        __________             __________
  Income taxes paid                    $       --             $        --
                                        __________             __________

The accompanying notes are an integral part of these financial statements


                      ST. CLAIR SUPERIOR APARTMENT, L. P.
                        NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2006 AND 2005

NOTE 1 - DESCRIPTION OF ORGANIZATION

A. Until October 1, 2007, St. Clair Superior Apartment, L.P was a subsidiary of the St. Clair Superior Development Corporation ("SCSDC}, a community based non-profit development organization which engages residents, businesses and stakeholders to build thriving neighborhoods of choice through strategic knowledge sharing, real estate development and investment, community building and environmental leadership in Cleveland's diverse near northeast side. On October 1, 2007, SCSDC's interest in St. Clair Superior Apartment, L. P. was sold. The information in these financial statements does not reflect any transactions or events that may have occurred subsequent to October 1, 2007.

St. Clair Superior Apartment, L.P. operates an apartment complex that rents to low-income artists, as part of the mission of the St. Clair Superior Development Corporation.

B. St. Clair Superior Apartment, L.P. is a for-profit limited partnership. Until October 1, 2007 its general partner (and ..01%) owner) was St. Clair Superior Apartment, Inc. Its limited partner (and 99.99% owner) was SCSDC. At that date both entities sold their partnership interests.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. General Methods. The accompanying financial statements have been prepared as prescribed in the American Institute of Certified Public Accountants' Guide for Not-For-Profit Organizations.

B. Accrual Basis. St. Clair Superior Apartment, L.P. records transactions on an accrual basis. Revenue is recognized when earned, and expenses are recognized when incurred.

C. Depreciation. Property and equipment are depreciated using the straight-line method over estimated useful lives. (See Note 5 -
Property and Equipment.)

D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

E. St. Clair Superior Apartment, L.P. is organized as a limited partnership, therefore income is reported and taxed (if applicable) at the individual partner level.

NOTE 3 - CASH AND CASH EQUIVALENTS

St. Clair Superior Apartment, L.P. considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

NOTE 4 - ACCOUNTS RECEIVABLE

The receivables related to the tenants are shown net of an allowance of $11,725 and $5,435 for 2006 and 2005 respectively. The allowance was calculated based on management's estimate of actual uncollected rents.

NOTE 5 - PROPERTY AND EQUIPMENT

Property and equipment are stated at cost, if purchased or at the fair market value on the date of donation, if donated. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of assets as follows:

                   Category                   Estimated Useful Life
           Furniture and fixtures                    7 Years
           Office equipment                          5 Years
           Building and improvements                15 Years

Costs of maintenance and repairs are charged to expense. Costs of renewals and betterments, where significant in amount, are capitalized.

NOTE 6 - NOTES PAYABLE

A.  In 1988, the Cleveland Foundation loaned a former subsidiary of
SCSDC $100,000 for    the rehabilitation of the Hodge School.
This loan was then transferred to the St. Clair Superior
Apartment, L.P. as part of an attempted tax credit project. The loan is non-amortizing and requires interest only payments. Interest is calculated at 3%. The balance as of December 31, 2006 and 2005 was $0 and $100,000, respectively. During fiscal year ended December 31, 2006, The Cleveland Foundation agreed to forgive this loan.

B. In 1989, Key Bank loaned a former subsidiary of SCSDC $245,300. This loan was subsequently transferred to the St. Clair Superior Apartment, L.P. as part of the attempted tax credit project
(which was to rehabilitate the Hodge School into an apartment complex that rents to low income artists). The note is secured by real estate. The loan required monthly interest only payments through April 2007, monthly principal and interest payments of $2,205 from May 2007 through April 2008, and a balloon payment of all unpaid principal and interest due May 2008. Variable interest was calculated at Key Bank's prime rate plus 1% per annum, 9.25% as of December 31, 2006. The balance as of December 31, 2006 was $46,684.

C. In 1989, the City of Cleveland loaned a former subsidiary of SCSDC $150,000. This amount was reduced to $145,000 due to compliance with MBE and FBE contract requirements. This loan was subsequently transferred to the St. Clair Superior Apartment, L.P. as part of the attempted tax credit project. The loan was secured by real estate, payable in monthly installments of $736 including interest at 2% per annum. A final balloon payment was to be due May 2009. The balance as of December 31, 2006 and 2005 was $58,290 and $58,290, respectively.

The City of Cleveland had agreed to defer principal and interest payments until April 1, 2007.

D. In 1989, the City of Cleveland loaned a former subsidiary of SCSDC $170,000. This amount was reduced to $164,900 due to compliance with MBE and FBE contract requirements. This loan was subsequently transferred to the St. Clair Superior
Apartment, L.P. as part of the attempted tax credit project.
The loan was secured by real estate and was non-interest bearing. The loan had a final balloon payment of $164,900 and was due June 2009. The balance as of December 31, 2006 was $164,900.

E.  Note payable- SCSCC/LISC -The Local Initiatives Support
Organization ("LISC") loaned SCSDC $175,000 as part of the rehabilitation of the Hodge School. SCSDC subsequently loaned the funds to the St. Clair Superior Apartment, L.P.

During fiscal year ended December 31, 2006, LISC agreed to release SCSDC of its obligation to repay this loan. SCSDC subsequently agreed to release St. Clair Superior Apartment, L.
P. of its obligation related to this loan. The balance as of December 31, 2006 and 2005 was $0 and $16,227, respectively.

The required annual principal for all loans is as follows:

2007                  $  23,006
2008                     39,520
2009                    207,348
2010                          0
Thereafter                    0
Total                 $ 269,874

NOTE 7 - CASH FLOWS DISCLOSURE

The amount of interest paid on all debt was $2,724 and $5,428 for December 31, 2006 and 2005 respectively.

NOTE 8 - RELATED PARTY TRANSACTIONS

As stated in Note 6, SCSDC was involved in the continuing operation of the Hodge School. The school, originally purchased in 1989, rents residential space to artists. During the fiscal year ended December 2000, SCSDC decided to continue renovations as an attempted tax credit project. This project was later abandoned in fiscal year 2002. The following is a summary of the related party transactions:

The St. Clair Superior Apartment, Inc.- a for profit corporation, was ..01% general partner in the St. Clair Superior Apartment, L.P until October 1, 2007.

SCSDC, a not for profit, was 99.99% limited partner in the St. Clair Superior Apartment, L.P. until October 1, 2007.

NOTE 9 - DEBT CANCELLATION

A In 1988, the Cleveland Foundation loaned a former subsidiary of SCSDC $100,000 for the rehabilitation of the Hodge School. This loan was then transferred to the St. Clair Superior Apartment,
L.P. as part of an attempted tax credit project.   The loan is
non- amortizing and requires interest only payments. Interest is calculated at 3%. The balance as of December 31, 2006 was $0.

During fiscal year ended December 31, 2006, The Cleveland
Foundation agreed to forgive this loan.

B. The LISC loaned SCSDC $175,000 as part of the rehabilitation of the Hodge School. SCSDC subsequently loaned the funds to the St.
Clair Superior Apartment, L.P.

During fiscal year ended December 31, 2006, LISC agreed to release SCSDC of all obligations to repay this loan. The balance as of December 31, 2006 was $0.

NOTE 10 - SUBSEQUENT EVENT

On October 1, 2007, the ownership of St Clair Superior Apartment, L.
P. changed. As noted, the information in these financial statements reflects information available prior to the changes in ownership.

                ST. CLAIR SUPERIOR APARTMENT, L. P.
                  PRO FORMA FINANCIAL INFORMATION

On October 1, 2007, the Company was granted St. Clair Superior Apartment, L.P., which consists of an apartment building in Cleveland, Ohio, for no cash consideration as the seller was unable to fund the property. The Company assumed approximately $420,000 in accounts payable, accrued liabilities with this transaction. We accounted for this transaction as a business combination under Statement of Financial Accounting Standards No. 141, "Business Combinations." The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition:

Assets
  Current assets                     $   31,057
  Building                              165,000
  Intangibles                            76,615
  Goodwill                              148,146
Total Assets                         $  420,818

Liabilities
  Current liabilities                $  (59,033)
  Notes Payable                        (361,785)
   Total Liabilities                 $ (420,818)

                  CITY CAPITAL CORP. AND SUBSIDIARIES
                      PRO FORMA BALANCE SHEET
                       SEPTEMBER 30, 2007
                          (Unaudited)



                                                                     Pro Forma
                 ASSETS              City Capital     St. Clair     Adjustments     Pro Forma
Current Assets:
  Cash                               $       --       $    6,199    $        --     $    6,199
  Restricted cash - security
   deposits                                  --           17,361             --         17,361
  Accounts receivable                        --            5,048             --          5,048
  Note receivable                        81,744               --             --         81,744
  Note receivable - related party     2,242,583               --             --      2,242,583
  Other assets                            1,000            2,449             --          3,449
  Assets held for sale                1,703,099                              --      1,703,099
                                     __________       __________    __________      __________
           Total current assets       4,028,425           31,057             --      4,059,482

Fixed Assets, net                            --          503,985       (338,985)       165,000
Intangible assets, net                       --               --         76,615         76,615
Goodwill                                     --               --        113,372        113,372
                                     __________       __________     __________      __________
           Total Assets              $4,028,425       $  535,042     $ (148,998)    $4,414,469

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
  Accounts payable and accrued
  Expenses                           $  317,034       $   14,245     $       --    $   331,279
  Security deposits                          --           12,655             --         12,655
  Accrued consulting-related party      195,694               --             --        195,694
  Payable - related party                    --               --             --             --
  Unsecured liability                   549,582               --             --        549,582
  Notes payable, net                  1,516,052          359,145             --      1,875,196
  Debt derivative                        91,632               --             --         91,632
  Convertible debentures, net            38,551               --             --         38,551
  Escrowed monies for discontinued
  operations                            150,000               --             --        150,000
                                     __________       __________    __________    _____________
         Total current liabilities    2,858,545          386,044             --      3,244,589

Convertible debentures, non-
current, net                            110,816               --             --        110,816
                                    __________        _________     __________    ____________
         Total Liabilities            2,969,361          386,044             --      3,355,405

Stockholders' Deficit
  Common stock                           33,326               --             --         33,326
  Additional paid-in capital          5,660,037               --             --      5,660,037
  Accumulated deficit                (8,492,300)         148,998       (148,998)    (8,492,300)
  Stock subscription payable
  (receivable), net                   3,858,000               --             --      3,858,000
                                     _________        __________      _________     __________
Total Stockholders' Deficit           1,059,064          148,998       (148,998)     1,059,064
                                     __________       __________      _________     __________
Total Liabilities and Stockholders'
Deficit                              $4,028,425       $  535,042      $(148,998)    $4,414,469
                                     __________       __________      __________    __________


The accompanying notes are an integral part of these financial statements


                               CITY CAPITAL CORP. AND SUBSIDIARIES
                                PRO FORMA STATEMENT OF OPERATIONS
                          FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
                                            (Unaudited)


                                                                     Pro Forma
                                     City Capital     St. Clair     Adjustments     Pro Forma
Revenues                             $  948,518       $   125,282   $        --     $ 1,073,800

Cost of revenues                        715,270            78,194            --         793,464
                                     __________       ___________   ___________     ____________
Gross profit                            233,248            47,088            --         280,336

Operating, general and
administrative expenses               5,311,634            97,581            --       5,409,214

Operating loss                       (5,078,386)          (50,493)           --      (5,128,878)

Non-operating expense (income)
  Interest expenses (net of
  interest income)                      497,478             2,909            --         500,387
  Loss on investment                    481,817                --            --         481,817
  Debt forgiveness                           --                --            --              --
  Loss on investment in subsidiary       64,170                --            --          64,170
  Gain on debt extinguishment           (92,000)               --            --         (92,000)
  Change in fair value of debt
  derivative                            (50,928)               --            --         (50,928)
                                     ___________       __________   ___________     ____________
                                        900,536             2,909            --         903,445

Net loss before discontinued
operations                           (5,978,922)          (53,402)           --      (6,032,323)

Gain from discontinued operations
of ECC Vine, LLC and City Capital
Rehabilitation, LLC                          --                --           --               --
                                     ___________       __________   ___________     ____________

Net loss                             $(5,978,922)     $   (53,402)   $      --      $(6,032,323)
                                     ___________       ___________   __________      ___________

Basic and diluted loss per
common share before                  $     (0.23)     $   (53,402)   $      --      $     (0.23)
discontinued operation
                                     ___________       ___________   __________      ___________

Basic and diluted discontinued
Operation                            $        --      $        --    $      --     $         --
                                     ___________       ___________   __________      ___________

Basic and diluted loss per
common share before
  discontinued operation             $     (0.23)     $    (53,402)  $    (0.23)   $         --
                                     ___________       ___________   __________      ___________

Weighted average number of
common shares used to
compute net loss per
weighted average share                25,999,071                 1           --       25,999,071
                                     ___________       ___________   __________      ___________


The accompanying notes are an integral part of these financial statements


                               CITY CAPITAL CORP. AND SUBSIDIARIES
                                PRO FORMA STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED DECEMBER 31, 2006
                                        (Unaudited)



                                                                     Pro Forma
                                     City Capital     St. Clair     Adjustments     Pro Forma
Revenues                             $         --     $  165,145    $       --      $  165,145

Cost of revenues                               --         62,272            --          62,272
                                     ____________     __________    __________      ___________

Gross profit                                   --        102,873            --         102,873

Operating, general and
administrative expenses                   822,141        144,878            --         967,019

Operating loss                           (822,141)       (42,005)           --        (864,146)

Non-operating expense (income)
  Interest expenses (net of
  interest income)                        165,690          5,206            --         170,896
  Loss on investment                           --             --            --              --
  Debt forgiveness                         (4,486)            --            --          (4,486)
  Loss on investment in subsidiary             --             --            --              --
  Gain on debt extinguishment                  --       (116,762)           --        (116,762)
  Other income                             (3,400)                                      (3,400)
  Change in fair value of debt
  derivative                              (82,970)            --            --         (82,970)
                                     ____________     __________    __________      ___________
                                           74,834       (111,556)           --         (36,722)

Net loss before discontinued
operations                               (896,975)        69,551            --        (827,424)

Gain from discontinued operations
of ECC Vine, LLC                               --             --            --              --
and City Capital
Rehabilitation, LLC
                                     ____________     __________    __________      ___________

Net loss                             $   (896,975)    $   69,551    $       --      $ (827,424)
                                     ____________     __________    __________      ___________

Basic and diluted loss per
common share before
  discontinued operation             $     (1.28)     $   69,551    $    (1.18)     $        --
                                     ____________     __________    __________      ___________

Basic and diluted discontinued
Operation                            $        --      $       --   $        --      $        --
                                     ____________     __________    __________      ___________

Basic and diluted loss per
common share before
  discontinued operation             $     (1.28)     $   69,551   $     (1.18)     $        --
                                     ____________     __________    __________      ___________

Weighted average number of
common shares used to
compute net loss per
weighted average share                   701,818               1            --          701,818
                                     ____________     __________    __________      ___________


The accompanying notes are an integral part of these financial statements


                          CITY CAPITAL CORP. AND SUBSIDIARIES
                        NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                      (Unaudited)

NOTE 1 - GENERAL

The unaudited pro forma statements of operations for the year ended December 31, 2006 and the nine month period ended September 30, 2007 have been prepared as if the merger between City Capital Corporation, a Nevada corporation ("Company"), and St. Clair Superior Apartment, L.P. had occurred as of the beginning of the periods presented. The unaudited pro forma balance sheet has been prepared to reflect the merger on September 30, 2007.

NOTE 2 - BASIS OF PRESENTATION

These unaudited pro forma financial statements are based on estimates and assumptions. The pro forma adjustments made in connection with the development of the pro forma information are preliminary and have been made solely for purposes of developing such pro forma information as necessary to comply with the disclosure requirements of the Securities and Exchange Commission. The unaudited pro forma financial statements do not purport to be indicative of the financial position or results of operations of the combined entity or indicative of future periods' results of operations that actually would have been realized had the entities been a single entity during these periods.

NOTE 3 - PRO FORMA LOSS PER SHARE

The pro forma basic net loss per share is based on the combined weighted average number of shares of the Company's common stock outstanding during the period and the number of shares of the Company's common stock issued in the exchange. Historical basic and diluted earnings per share are calculated using the weighted average shares of common stock outstanding, reduced for shares subject to repurchase by the Company. For the year ended December 31, 2006 and the nine months ended September 30, 2007, the effects of stock options, warrants and non-vested common stock are excluded from the calculation of diluted net loss per share, as they would be anti-dilutive.

NOTE 4 - PRO FORMA ADJUSTMENTS

On October 1, 2007, the Company was granted St. Clair Superior Apartment, L.P., which consists of an apartment building in Cleveland, Ohio, for no cash consideration as the seller was unable to fund the property. The Company assumed approximately $420,000 in accounts payable, accrued liabilities with this transaction. The excess of the "purchase price" over the estimated fair value of assets and liabilities acquired in connection with the merger was recorded as goodwill. The purchase price allocation is based on management's estimates of the fair value of the net tangible and intangible assets. The book value of the tangible assets acquired and liabilities approximate fair value.